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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 11, 2007
                         Commission file number 1-13163
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                                YUM! BRANDS, INC.
             (Exact name of registrant as specified in its charter)

         North Carolina                                          13-3951308
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  (State or other jurisdiction                                  (IRS Employer
of incorporation or organization)                            Identification No.)


    1441 Gardiner Lane, Louisville, Kentucky                        40213
    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (502) 874-8300


        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition

     On July 11, 2007, YUM! Brands, Inc. issued a press release announcing financial results for the quarter ended June 16, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Section 8 - Other Events

     Item 8.01 Other Events

     On July 11, 2007, YUM! Brands, Inc. updated its full year 2007 guidance. A copy of the guidance is attached hereto as Exhibit 99.2.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits
     99.1 Earnings Press Release dated July 11, 2007 from YUM! Brands, Inc.
     99.2 Guidance Update dated July 11, 2007 from YUM! Brands, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                YUM! BRANDS, INC.
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                                                   (Registrant)



Date: July 11, 2007                             /s/ Ted F. Knopf
                                                --------------------------------
                                                Senior Vice President of Finance
                                                and Corporate Controller
                                                (Principal Accounting Officer)